Exhibit 10.2
FIRST AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 3, 2006, by and among Immediatek, Inc., a Nevada corporation (the “Company”), Radical Holdings LP, a Texas limited partnership (“Radical”), Zach Bair, an individual residing in the State of Texas (“Bair”), and Paul Marin, an individual residing in the State of Texas (“Marin,” and together with Bair, collectively, the “Controlling Stockholders”). Each initially capitalized term used but not otherwise defined herein shall have the meanings assigned to it in the Securities Purchase Agreement (hereinafter defined).
RECITALS:
     WHEREAS, the Company, Radical and the Controlling Stockholders are parties to that certain Securities Purchase Agreement, dated as of January 24, 2006 (the “Securities Purchase Agreement”); and
     WHEREAS, the Company, Radical and the Controlling Stockholders desire to amend the Securities Purchase Agreement to the extent provided in this Amendment.
AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Amendments to the Securities Purchase Agreement.
     (a) Paragraph E of the Recitals of the Securities Purchase Agreement is hereby deleted in its entirety and replace with the following:
          “E. Among other conditions to the consummation of the transactions contemplated by this Agreement, the Company’s Board of Directors and shareholders are required to adopt and approve, and the Company will cause to occur, a one hundred-to-one reverse split of the Company’s Common Stock (the “Reverse Split”).”
     (b) Section 1.02 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 1.02 Closing. The Closing shall take place at 10:00 a.m. (local time) at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, on April 4, 2006, or at such other location, date and time as may be agreed upon between the Company and the Purchaser (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall issue and deliver to the Purchaser a duly issued certificate representing the 4,392,286 Series A Shares. As payment in full for the Series A Shares, on the Closing Date, the Purchaser shall pay the Total Purchase Price, less any amounts disbursed pursuant to Section 5.14 (such amounts shall be credited towards the Total Purchase Price), by wire transfer or check, to the Company.”
     (c) Subsection 4.01(j) of the Securities Purchase Agreement is hereby deleted in its entirety.
     (d) Subsection 4.02(e) of the Securities Purchase Agreement is hereby deleted in its entirety.
     (e) Section 5.14 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 5.14 Funds Prior to Closing. The Purchaser may, from time to time, in its sole discretion, prior to the Closing, loan funds to the Company, Subsidiaries of the Company or their respective Affiliates. Any funds loaned to the Company, Subsidiaries of the Company or their respective Affiliates: (i) shall be applied in strict accordance with the uses approved by the Purchaser, (ii) shall, if the Closing occurs, be fully credited towards the Total Purchase Price, and (iii) shall, if this Agreement is terminated pursuant to Article VI or for any reason whatsoever, be repaid in full to the Purchaser, without interest and without deduction thereon, within thirty (30) days following the date of the termination of this Agreement. In the event that such funds loaned to the Company, Subsidiaries of the Company or their respective Affiliates are not repaid pursuant to item (iii) immediately above, the Company shall, and shall cause its Subsidiaries to, make in favor of the Purchaser a non-interest bearing note in the aggregate amount loaned by the Purchaser to the Company, Subsidiaries of the Company or their respective Affiliates and grant the Purchaser a security interest in all the assets of the Company and Subsidiaries of the Company to secure the repayment of all amounts due and payable under such note or notes. Such note or notes shall have a term of ninety (90) days, and such note or notes and security agreement shall be in a form reasonably satisfactory to the Purchaser.”
     (f) Section 5.18 of the Securities Purchase Agreement is hereby deleted in its entirety and replace with the following:
     “Section 5.18 Other Items. The Company shall have completed or resolved, and shall have caused its Subsidiaries to have completed and resolved, all of the actions and items listed in Schedule 5.18 hereto to the Purchaser’s reasonable satisfaction on or prior to the Closing Date. In connection therewith, the Purchaser and its counsel shall have a right to review, comment and approve all materials filed with any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign and all agreements entered into. Purchaser hereby covenants and agrees not to unreasonably interfere with, or hinder, the Company’s performance of this Section 5.18.”
     (g) The definition of “Transaction Documents” in Section 7.19 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Transaction Documents” shall mean this Agreement, the Investor’s Rights Agreement, the Satisfaction Agreements, the Cancellation Agreements, the Waivers, the Closing certificates, the Restated Articles, the Certificate of Designation, the Non-Competition Agreements, the Non-Disclosure and Proprietary Information and Intention Agreements, and any other documents or agreements required as a condition to the Closing or required to be delivered by the Company to the Purchaser.”
     (h) Exhibit A to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
     (i) Exhibit B to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B to this Amendment.
     (j) Exhibit E to the Securities Purchase Agreement is hereby deleted in its entirety.
2. Miscellaneous.
     (a) Effect of Amendment. The Company, Radical and the Controlling Stockholders hereby agree and acknowledge that, except as expressly provided in this Amendment, the Securities Purchase Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of the Company, Radical and the Controlling Stockholders that this Amendment and the Securities Purchase Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Securities Purchase Agreement, the terms of this Amendment shall control and govern.
     (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the Company, Radical and the Controlling Stockholders have executed this Amendment as of the day and year first above written.

Company:	IMMEDIATEK, INC.,
a Nevada corporation

By:

	Name:	Zach Bair
	Title:	President & Chief Executive Officer

Controlling Stockholders:

Zach Bair

Paul Marin

Radical:	RADICAL HOLDINGS LP,
a Texas limited partnership

	By:	Radical Management LLC,
a Texas limited liability company,
its general partner

By:

		Name:	Mark Cuban
		Title:	President

Exhibit A
FORM OF CERTIFICATE OF DESIGNATION
(attached)

Exhibit B
FORM OF AMENDED AND RESTATED ARTICLES
(attached)